                                                                   EXHIBIT 10.25

                     AMENDMENT NO. 9 TO EXCHANGE AGREEMENT

     AMENDMENT, dated as of January 1, 1998, by and among Spelling Entertainment Group Inc. (the "Company"), a Delaware corporation (successor-in-interest to VIE Holding Company), Viacom International Inc. ("Viacom"), a Delaware corporation (successor-in-interest to Blockbuster Entertainment Corporation), and SEGI Holding Co. ("SEGI Holding"), a Delaware corporation (successor-in-interest to Blockbuster Interactive Entertainment, Inc.), to that certain Exchange Agreement by and among the Company, Viacom and SEGI Holding dated as of June 30, 1994, amended as of July 8, 1995, November 7, 1995, February 22, 1996, May 6, 1996, November 5, 1996, February 1, 1997, May 3, 1997 and August 2, 1997, and assigned by the Company to VIE Holding Company as of December 8, 1995 and reassigned by VIE Holding Company to the Company as of May 5, 1997 (as so amended and assigned, the "Agreement").

     WHEREAS, the Company, Viacom and SEGI Holding have agreed to amend certain provisions of the Agreement pertaining to Viacom's Put Right and the Company's Call Right;

     NOW, THEREFORE, in consideration of the premises and pursuant to Section
12.3 of the Agreement, the Company, Viacom and SEGI Holding hereby agree as follows:

          1. Section 10.5(c) of the Agreement is hereby amended to read in its entirety as follows:

              (c) The options provided for in this Section 10.5 are collectively referred to herein as the "Put Right." The Put Right may be exercised by Viacom at any time within the 180 day period commencing on January 1, 1998 and concluding on June 30, 1998.

          2. Section 10.6(b) of the Agreement is hereby amended to read in its entirety as follows:

              (b) The options provided for in this Section 10.6 are referred to herein as the "Call Right." The Call Right may be exercised by the Company at any time within the 180 day period commencing on January 1, 1998 and concluding on June 30, 1998.

          3.  This Amendment shall be deemed effective as of January 1, 1998.

          4. Except as expressly provided in this Amendment, the Agreement shall not be deemed amended, modified or altered in any manner whatsoever.
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          5.  Capitalized terms not otherwise defined herein shall have the meaning given to them in the Agreement.

          6. This Amendment may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 9 to Exchange Agreement to be duly executed on this 12th day of January 1998.

                              SPELLING ENTERTAINMENT GROUP INC.



                              By:    /s/ Sally Suchil
                                 ----------------------------------
                              Name:      Sally Suchil
                                   --------------------------------
                              Title:     Senior Vice President
                                    -------------------------------



                              VIACOM INTERNATIONAL INC.



                              By:    /s/ Michael D. Fricklas
                                 ----------------------------------
                              Name:      Michael D. Fricklas
                                   --------------------------------
                              Title:     Senior Vice President
                                    -------------------------------



                              SEGI HOLDING CO.



                              By:    /s/ Michael D. Fricklas
                                 ----------------------------------
                              Name:      Michael D. Fricklas
                                   --------------------------------
                              Title:     Senior Vice President
                                    -------------------------------


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